UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2025

  _______________________

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AEHR	The NASDAQ Capital Market

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of shareholders of Aehr Test Systems (the “Company”) was held on October 20, 2025 (the “Annual Meeting”).  There were 29,968,988 shares of common stock entitled to vote at the Annual Meeting and 20,156,704 shares were present in person or by proxy.

Three items of business were acted upon by the shareholders at the Annual Meeting.  The final voting results are as follows:

Proposal One:  Elect Directors of the Company.

	VOTES	VOTES	BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Rhea J. Posedel	11,951,671	935,739	7,269,294
Gayn Erickson	12,786,776	100,634	7,269,294
Fariba Danesh	12,769,824	117,586	7,269,294
Laura Oliphant	12,749,521	137,889	7,269,294
Geoffrey G. Scott	12,461,887	425,523	7,269,294
Howard T. Slayen	12,501,592	385,818	7,269,294

Each of the six nominees was elected to serve as a director until the next Annual Meeting or until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal, or death.

Proposal Two:  Approve an amendment to the Company's 2023 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by an additional 2,500,000 shares of common stock.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
TWO	10,195,258	2,557,754	134,398	7,269,294

The foregoing proposal was approved.

Proposal Three:  Approve an amendment to the Company's Amended and Restated 2006 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by an additional 300,000 shares of common stock.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
THREE	12,426,742	408,558	52,110	7,269,294

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The foregoing proposal was approved.

Proposal Four: Ratify the selection, by the Audit Committee of the Board of Directors, of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 29, 2026.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
FOUR	20,075,919	40,528	40,257	-

The foregoing proposal was accordingly ratified.

Proposal Five:  Approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
FIVE	11,178,940	1,610,314	98,156	7,269,294

The foregoing proposal was approved.

Proposal Six:  Hold an advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of the Company’s named executive officers.

				VOTES	BROKER
PROPOSAL	1 YEAR	2 YEAR	3 YEAR	ABSTAIN	NON-VOTES
SIX	12,409,670	76,078	153,763	247,899	7,269,294

The “1 YEAR” frequency of future advisory votes on the Company’s executive compensation was approved.

Based on the votes set forth above, the Company’s Board of Directors determined that the Company will hold future advisory votes on the Company’s executive compensation every year. The next required advisory vote on the frequency of future advisory votes on the Company’s executive compensation will take place no later than the Company’s 2031 Annual Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems (Registrant)

Date: October 21, 2025	By:	/s/ Chris P. Siu
Chris P. Siu
Executive Vice President of Finance and
Chief Financial Officer

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